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                                                                     EXHIBIT (s)

         The undersigned Trustees and officers of Lehman Brothers/First Trust Income Opportunity Fund (the "Fund"), hereby severally constitute and appoint Kurt A. Locher, Jonathan Morris, and Stephanie E. Dolan, and each of them singly, with full powers of substitution and resubstitution, our true and lawful attorneys-in-fact and agents, with full power to such attorneys-in-fact and agents to sign for us, and in our name and in the capacities indicated below, any Registration Statement of the Fund on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Fund, any and all subsequent Post-Effective Amendments to said Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b) under the Securities Act, as amended (the "Securities Act"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in our name and on our behalf in connection therewith as said attorneys-in-fact and agents deem necessary or appropriate to comply with the Securities Act, the Investment Company Act of 1940, as amended, and rules and regulations thereunder, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorneys-in-fact and agents, and each of them singly, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned Trustees and officers of the Fund might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents lawfully could do or cause to be done by virtue hereof.
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         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of August, 2003.

      /s/ Bradley Tank
-----------------------------
        Bradley Tank
          President
(Principal Executive Officer)

      /s/ Edward Grieb
-----------------------------
        Edward Grieb
          Treasurer
  (Principal Financial And
     Accounting Officer)

     /s/ James E. Dalton
-----------------------------
       James E. Dalton
           Trustee

   /s/ Stephanie E. Dolan
-----------------------------
     Stephanie E. Dolan
           Trustee

   /s/ Margaret M. Eisen
-----------------------------
     Margaret M. Eisen
          Trustee

      /s/ Scott Hall
-----------------------------
        Scott Hall
          Trustee

   /s/ Michael M. Knetter
-----------------------------
     Michael M. Knetter
         Trustee

    /s/ Kurt A. Locher
-----------------------------
      Kurt A. Locher
          Trustee

   /s/ Eugene A. Matthews
-----------------------------
     Eugene A. Matthews
          Trustee

    /s/ George Morriss
-----------------------------
      George Morriss
         Trustee